                                                                    EXHIBIT 23.2

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 2006, in Pre-effective Amendment No. 1 to Post-effective Amendment No. 4 to the Registration Statement (Form S-11
No. 333-108426) and related Prospectus of Boston Capital Real Estate Investment Trust, Inc. dated April 7, 2006.

                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 6, 2006